                                                                     Exhibit 3.1


                          CERTIFICATE OF INCORPORATION

                                       OF

                         FLUOR ACQUISITION CORPORATION

                UNDER SECTION 402 OF THE BUSINESS CORPORATION LAW

                            ------------------------

            The undersigned, Deborah C. Strauss, a natural person at least eighteen years of age, for the purpose of forming a corporation pursuant to
Section 402 of the Business Corporation Law of the State of New York does hereby certify:

            First: The name of the corporation is FLUOR ACQUISITION CORPORATION (hereinafter called "Corporation").

            Second: The purposes for which the Corporation is formed are:

            (a) To acquire by purchase, subscription, or otherwise, and to hold, sell, assign, transfer, exchange, lease, mortgage, pledge, or otherwise dispose of, any shares of the capital stock of, or voting trust certificates for any shares of the capital stock of, or any bonds or other securities or evidences of indebtedness issued or created by, this Corporation or any other corporation or association, organized under the laws of the State of New York or of any other state, territory, district, colony or dependency of the United States of America or under the laws of any foreign country; to pay therefor in cash or property or to issue in exchange therefor shares of the capital stock, bonds or other obligations of this Corporation; and while the owner or holder of any such shares of capital stock, voting trust certificates, bonds, or other obligations, to possess and exercise in respect thereof any and all the rights, powers and privileges of individual holders, including the right to vote on any shares of stock so held or owned.

            (b) To organize subsidiary corporations and to convey and assign all or any part of its assets to any such subsidiary corporation or corporations in exchange for shares of the capital stock or other securities or evidences of indebtedness of such subsidiary corporation or corporations.

            (c) To acquire from time to time, in exchange for shares of the capital stock of this Corporation as herein fixed or as may hereafter be increased, such property or shares of the capital stock of any other corporation or corporations, as the Board of Directors shall deem of advantage to this Corporation, at such valuation of the prop-erty or shares so acquired as in the judgment of said Board of Directors shall be fair and just.

            (d) To purchase, lease or otherwise acquire, in whole or in part, the business, good will, rights, franchises and property of every kind, and to acquire the whole or any part of the assets or assume the whole or any part of the liabilities, of any person, firm, association, or corporation, and to pay therefor in cash or in stock or bonds, or any other evidences of indebtedness of this Corporation or otherwise; to hold on in any manner, use or dispose of the whole or any part of the business, good will, rights, franchises or property so acquired and to exercise all the powers necessary or incidental to the conduct of such business.

            (e) To borrow or raise moneys for any of the purposes of this Corporation, issue bonds, debentures, notes or other obligations of any nature, or in any manner, for moneys so borrowed, and to secure the payment thereof and of the interest thereon by mortgage upon, or pledge or conveyance or assignment in trust of, the whole or any part of the property of this Corporation, real or personal, including contract rights, whether at the time owned or thereafter acquired, and to sell or pledge such bonds or notes or other obligations of this Corporation for its corporate purposes.

            (f) To aid, in any manner, any corporation or association any of whose shares of stock, bonds or other evidences of indebtedness are held by or for this Corporation, or in which, or in the welfare of which, this Corporation shall have any interest, and to do any acts or things designed to protect, preserve, improve or enhance the value of any such shares of stock, bonds or evidences of indebtedness, or the property of this Corporation.

            (g) To guarantee the payment of dividends upon any shares of the capital stock of, or the performance of any contract by, any other corporation or association in which, or in the welfare of which, this Corporation has an interest, and to endorse or otherwise guarantee the payment of the principal and interest, or either, of any bonds, debentures, notes, securities, or other evidences of indebtedness created or issued by any such other corporation or association.

            (h) To carry out all or any part of the foregoing objects as principal, factor, agent, broker, contractor, nominee or otherwise, either alone or in conjunction with any person, firm, association or other corporation and in any part of the world; and in carrying on its business and for the purpose of attaining or furthering any of its objects, to make and perform contracts of any kind and description, and to do anything and everything necessary, suitable, convenient or proper for the accomplishment of any of such purposes herein enumerated.

            (i) To lend its uninvested funds from time to time to such extent, on such terms and on such security, if any, as the Board of Directors of the Corporation may determine.

            (j) Subject to the limitations prescribed by statute and in furtherance of its corporate business, to pay pensions, establish and carry out pension, profit sharing, share bonus, share purchase, share option, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions for any and all of its directors, officers and employees.

            (k) To remunerate, in cash, shares of stock, bonds or other securities of evidences of indebtedness or otherwise, any person, firm, syndicate, association or corporation, for services rendered, directly or indirectly, in selling, placing, or guaranteeing the selling or plac-ing of any shares of the capital stock, bonds, debentures, or other securities or evidences of indebtedness, issued, owned or controlled by this Corporation, or by any other corporation in which this Corporation is interested, or in connection with the formation, promotion, or operation of this Corporation, or of any other corporation in which this Corporation is interested, or in connection with the conduct of the business or affairs or the protection of the property and interests of this Corporation.

            (l) To conduct its business in all its branches at one or more offices in the State of New York and in any or all other states, territories, districts, colonies and dependencies of the United States of America and in any or all foreign countries; and to hold, possess, purchase, lease, mortgage and convey real and personal property and to maintain offices and agencies either within or outside the State of New York.

            For the accomplishment of the aforesaid purposes, and in furtherance thereof, the Corporation shall have and may exercise all of the powers conferred by the Business Corporation Law upon corporations formed thereunder, subject to any limitations contained in Article 2 of said law or in accordance with the provisions of any other statute of the State of New York.

            Third: The aggregate number of shares which the Corporation shall have the authority to issue shall be One Thousand (1,000), all of which shall be of one class, which shall be designated common stock, and shall be of the par value of Ten Cents ($.10) per share.

            Fourth: The principal office of the Corporation is to be located in the Borough of Manhattan, City, County and State of New York. The address, within the State of New York, to which the Secretary of State of the State of New York shall mail a copy of process in any action or proceeding against the Corporation, which may be served upon him, is c/o United States Corporation Company, 70 Pine Street, New York, New York 10270.

            Fifth: The duration of the Corporation is to be perpetual.

            Sixth: The Secretary of State of the State of New York is designated as the agent of the Corporation upon whom process in any action or proceeding against it may be served within the State of New York.

            IN WITNESS WHEREOF, I hereunto sign my name and affirm that the statements made herein are true under the penalties of perjury this 2d day of April, 1981.


                                                /s/ Deborah C. Strauss
                                                -------------------------------
                                                Deborah C. Strauss
                                                One State Street Plaza
                                                New York, New York 10004

                          Certificate of Incorporation

                                       of

                          Fluor Acquisition Corporation

                                      Under

                   Section 402 of the Business Corporation Law

                                STATE OF NEW YORK
                               DEPARTMENT OF STATE

                               FILED APR 2 - 1981
                               AMT OF CHECK $105.50
                               FILING FEE $   50
                               TAX $          10
                               COPY $         45.50
                               CERT. $
                               REFUND $

                               BY: /s/ [ILLEGIBLE]

                       Cleary, Gottlieb, Steen & Hamilton
                             One State Street Plaza
                            New York, New York 10004
                                 (212) 344-0600

                              CERTIFICATE OF MERGER
                                       OF
                          ST. JOE MINERALS CORPORATION
                                      INTO
                          FLUOR ACQUISITION CORPORATION

                            Under Section 904 of the
                            Business Corporation Law

            The undersigned, being respectively, Chairman of the Board and Secretary of St. Joe Minerals Corporation and President and Assistant Secretary of Fluor Acquisition Corporation do hereby certify:

            1. The names of the constituent corporations to the Merger are St. Joe Minerals Corporation, which was formed under the name St. Joseph Lead Company, and Fluor Acquisition Corporation. The name of the surviving corporation is Fluor Acquisition Corporation; and following the Merger its name shall be St. Joe Minerals Corporation.

            2. As to each constituent corporation, the designation and number of outstanding shares of each class and series of stock are as follows:

                  (a) St. Joe Minerals Corporation had outstanding as of June
            17, 1981 45,514,700 shares of Common Stock, $1.00 par value per share, all of which are entitled to vote. The number of outstanding shares of said Common Stock is subject to change prior to the effective date of the Merger by way of increase by reason of the exercise of outstanding stock options.

                  (b) Fluor Acquisition Corporation has outstanding 1,000 shares of Common Stock, $.10 par value per share, all of which are entitled to vote.

            3. The Certificate of Incorporation of Fluor Acquisition Corporation shall be the Certificate of Incorporation of the surviving corporation, except that at the effective time of the Merger, Article I of such Certificate of Incorporation shall be amended to read as follows: "The name of the corporation is St. Joe Minerals Corporation (hereinafter called 'Corporation')."

            4. The Certificate of Incorporation of St. Joe Minerals Corporation was filed, under the name St. Joseph Lead Company, by the Department of State of New York on March 25, 1864. The Certificate of Incorporation of Fluor Acquisition Corporation was filed by the Department of State of New York on April 2, 1981.

            5. The Merger was authorized on behalf of each constituent corporation in the following manner:

                  (a) on behalf of St. Joe Minerals Corporation, by the
            affirmative vote of the holders of more than two-thirds of the outstanding shares of Common Stock of St. Joe Minerals Corporation at a special meeting of shareholders of St. Joe Minerals Corporation held on August 3, 1981, and

                  (b) on behalf of Fluor Acquisition Corporation, by the written consent of the sole shareholder, Fluor Corporation.

            IN WITNESS WHEREOF, the undersigned have executed this Certificate of Merger on the 3rd day of August, 1981, and affirm the statements contained herein as true under penalties of perjury.

                                          ST. JOE MINERALS CORPORATION


                                          By /s/ John C. Duncan
                                            ---------------------------------
                                             John C. Duncan
                                             Chairman of the Board


                                          By /s/ Charles E. Barnett
                                            ---------------------------------
                                             Charles E. Barnett
                                             Secretary

                                          FLUOR ACQUISITION CORPORATION


                                          By /s/ R B. Humbert
                                            ---------------------------------
                                             R B. Humbert
                                             President


                                          By /s/ H.E. Owens
                                            ---------------------------------
                                             H.E. Owens
                                             Assistant Secretary

                              CERTIFICATE OF MERGER

                                       OF

                           ST. JOE MINERALS CORPORATION

                                      INTO

                          FLUOR ACQUISITION CORPORATION

                                STATE OF NEW YORK
                               DEPARTMENT OF STATE

                               FILED AUG 3 - 1981

                               AMT. OF CHECK $190
                               FILING FEE $    60
                               TAX $
                               COUNTY FEE $
                               COPY $         120
                               CERT $
                               REFUND $
                               SPEC HANDLE $   10

                               BY: /s/ [ILLEGIBLE]

                       Cleary, Gottlieb, Steen & Hamilton
                             One State Street Plaza
                            New York, New York 10004
                                 (212) 344-0600

                              CERTIFICATE OF CHANGE

                                       OF

                          ST. JOE MINERALS CORPORATION

                           UNDER SECTION 805-A OF THE
                            BUSINESS CORPORATION LAW

                                    * * * * *

            WE, THE UNDERSIGNED, Dwight A. Miller and M. Mason Pattillo being respectively the Vice President, General Counsel and Secretary and Assistant General Counsel and Assistant Secretary of ST. JOE MINERALS CORPORATION, hereby certify:

            1. The original name of the corporation is Fluor Acquisition Corporation. On August 3, 1981, the name of the corporation was changed to St. Joe Minerals Corporation.

            2. The Certificate of Incorporation of said corporation was filed by the Department of State on April 2, 1981.

            3. The following was authorized by the Board of Directors on January 14, 1985:

[ILLEGIBLE] the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him from c/o United States Corporation Company, 70 Pine Street, New York, New York 10270 to c/o St. Joe Minerals Corporation, 7733 Forsyth Boulevard, Clayton, Missouri 63105.

            IN WITNESS WHEREOF, we have signed this Certificate on the 5th day of March, 1985, and we affirm the statements contained therein as true under penalties of perjury.


                                                    /s/ Dwight A. Miller,
                                                    ----------------------------
                                                    Dwight A. Miller
                                                    Vice President, General
                                                    Counsel and Secretary


                                                    /s/ M. Mason Patrillo
                                                    ----------------------------
                                                    M. Mason Patrillo,
                                                    Assistant General Counsel
                                                    and Assistant Secretary

                              CERTIFICATE OF CHANGE

                                       OF

                          ST. JOE MINERALS CORPORATION

                           Under Section 805-A of the
                            Business Corporation Law

                          [ILLEGIBLE] er: Dwight A. Miller
                                      Vice President, General
                                       Counsel & Secretary
                                      St. Joe Minerals Corporation
                                      7733 Forsyth Blvd.
                                      Clayton, MO 63105

                                STATE OF NEW YORK
                               DEPARTMENT OF STATE

                               FILED MAR 14 1985

                               AMT. OF CHECK $23
                               FILING FEE $   20
                               TAX $
                               COUNTY FEE $
                               COPY $          3
                               CERT $
                               REFUND $
                               SPEC HANDLE $

                               BY: /s/ [ILLEGIBLE]

                              CERTIFICATE OF CHANGE

                                       OF

                          ST. JOE MINERALS CORPORATION

                                * * * * * * * * *

              (Under Section 805-A of the Business Corporation Law)

                                * * * * * * * * *

            FIRST: The name of the corporation is

                          ST. JOE MINERALS CORPORATION

            SECOND: The Certificate of Incorporation of the corporation was filed by the Department of State on April 2, 1981. The name under which the corporation was formed is Fluor Acquisition Corporation.

            THIRD: The Certificate of Incorporation of the corporation is hereby changed, pursuant to the authorization of the Board of Directors of the corporation, so as to change the post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him and to designate a registered agent; and, to accomplish said change, the statement in the Certificate of Incorporation relating to said post office address is hereby stricken and the following statement is substituted in lieu thereof:

            (a) The post office address within the State of New York to which the Secretary of State shall mail a copy of any process against the corporation served upon him is 15 Columbus Circle, c/o The Prentice-Hall Corporation System, Inc., New York, New York 10022-7773.

            (b) The name and the address of the registered agent of the corporation is The Prentice-Hall Corporation System, Inc., 15 Columbus Circle, New York, New York 10023-7773. Said registered agent is to be the agent upon which process against the corporation may be served.

            FOURTH: The Certificate of Change has been authorized by the Board of Directors.

            IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter set forth and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

            DATED: April 30, 1991


                                      /s/ R. L. Guyett
                                      -----------------------------
                                      R. L. Guyett, President


                                      /s/ L. R. Fisher
                                      -----------------------------
                                      L. R. Fisher, Secretary

                              CERTIFICATE OF STOCK

                                       OF

                          ST. JOE MINERALS CORPORATION

                                * * * * * * * * *

               Under Section 805-A of the Business Corporation Law

                                * * * * * * * * *

                                      FILED
                               MAY 24 12:52 PM '91

                                STATE OF NEW YORK
                               DEPARTMENT OF STATE
                               FILED MAY 24 1991
                               TAX $
                               BY: /s/ [ILLEGIBLE]
                                    NEW YORK

            Filed on behalf of: S. Schall Watts, Sr. Legal Assistant
                                Fluor Corporation
                                3333 Michelson Drive, 330D
                                Irvine, California 92730

                            CERTIFICATE OF MERGER OF

                            Leadco Investments, Inc.
                            (a Delaware corporation)

                                      INTO

                          St. Joe Minerals Corporation
                            (a New York corporation)
              (Under Section 904 of the Business Corporation Law)

It is hereby certified, upon behalf of each of the constituent corporations herein named, as follows:

      FIRST: The Board of Directors of each of the constituent corporations has duly adopted a plan of merger setting forth the terms and conditions of the merger of said corporations.

      SECOND: The name of the domestic constituent corporation, which is to be the surviving corporation, and which is hereinafter sometimes referred to as the "surviving constituent corporation", is St. Joe Minerals Corporation. The name under which the surviving constituent corporation filed its certificate of incorporation was "Fluor Acquisition Corporation". The date upon which its certificate of incorporation was filed by the Department of State is April 2, 1981.

      THIRD: The name of the foreign constituent corporation, which is being merged into the surviving constituent corporation, and which is hereinafter sometimes referred to as the "merged constituent corporation", is Leadco Investments, Inc. The jurisdiction of its incorporation is Delaware; and the date of its incorporation therein is May 4, 1990.

            The laws of the jurisdiction of incorporation of the merged constituent corporation permit a merger of the kind certified herein.

            No Application for Authority in the State of New York of the merged constituent corporation to transact business as a foreign corporation therein was filed by the Department of State of the State of New York.

      FOURTH: As to each constituent corporation, the plan of merger sets forth the designation and number of outstanding shares of each class and series, the specification of the classes and series entitled to vote on the plan of merger, and the specification of each class and series entitled to vote as a class on the plan of merger, as follows:

                          St. Joe Mineral Corporation

Designation of each    Number of out-   Designation of class  Classes and series
outstanding class and  standing shares  and series entitled   entitled to vote
series of shares       of each class    to vote               as a class
---------------------  ---------------  -------------------   -----------------
Common Stock           1,000            Common Stock          1,000


                            Leadco Investments, Inc.

Designation of each    Number of out-   Designation of class  Classes and series
outstanding class and  standing shares  and series entitled   entitled to vote
series of shares       of each class    to vote               as a class
---------------------  ---------------  -------------------   -----------------
Common Stock           1,000            Common Stock          1,000

      FIFTH: The merger herein certified was authorized in respect of the surviving constituent corporation by the unanimous written consent of the holders of all outstanding shares of the corporation entitled to vote on the plan of merger.

      SIXTH: The merger herein certified was authorized in respect of the merged constituent corporation by the unanimous written consent of the holders of all outstanding shares of the corporation entitled to vote on the plan of merger and such consent complies with the requirements of the laws of the jurisdiction of said corporation.

      SEVENTH: The effective date of the merger herein certified, insofar as the provisions of the New York business Corporation Law govern such effective date, shall be the 24th day of January, 1994.

      IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated: January 20, 1994

                                     FLUOR CORPORATION,
                                     sole shareholder of
                                     St. Joe Minerals Corporation
(Seal)

                                     By: /s/ P.J. Trimble
                                     ------------------------------------
                                     P.J. Trimble, Senior Vice President-
                                     Law and Secretary


                                     FLUOR CORPORATION,
                                     sole shareholder of
                                     Leadco Investments, Inc.

(Seal)

                                     By: /s/ P.J. Trimble
                                     ------------------------------------
                                     P.J. Trimble, Senior Vice President-
                                     Law and Secretary

STATE OF CALIFORNIA  )
                     ) ss.
COUNTY OF ORANGE     )

      P.J. Trimble, being duly sworn, deposes and says that he is the Senior Vice President-Law and Secretary of Fluor Corporation, the corporation which signed the foregoing certificate of merger in the capacity of the sole shareholder of St. Joe Minerals Corporation, that he signed the foregoing certificate in the corporate name and affixed the corporate seal thereto by order of the Board of Directors of said corporate shareholder, that he has read the foregoing certificate and knows the contents thereof, and that the statements contained therein are true to his own knowledge.

                                  /s/ P.J. Trimble
                                  -----------------------------------------
                                  P.J. Trimble, Senior Vice President - Law and Secretary of Flour Corporation

Subscribed and sworn to before me on January 20, 1994.

[SEAL]
                                  /s/ Carol K. Walker
                                  -----------------------------------------
                                  Carol K. Walker, Notary Public


STATE OF CALIFORNIA  )
                     ) ss.
COUNTY OF ORANGE     )

      P.J. Trimble, being duly sworn, deposes and says that he is the Senior Vice President-Law and Secretary of Fluor Corporation, the corporation which signed the foregoing certificate of merger in the capacity of the sole shareholder of Leadco Investments, Inc., that he signed the foregoing certificate in the corporate name and affixed the corporate seal thereto by order of the Board of Directors of said corporate shareholder, that he has read the foregoing certificate and knows the contents thereof, and that the statements contained therein are true to his own knowledge.

                                  /s/ P.J. Trimble
                                  -----------------------------------------
                                  P.J. Trimble, Senior Vice President - Law and Secretary of Fluor Corporation

Subscribed and sworn to before me on January 20, 1994.

[SEAL]
                                  /s/ Carol K. Walker
                                  -----------------------------------------
                                  Carol K. Walker, Notary Public

                                                              FILED
                                                              Jan 21 3:49 PM '94

                                                             1-CC
                                                             STATE OF NEW YORK
                                                             DEPARTMENT OF STATE
                                                             FILED JAN 21 1994
                                                             TAX $ 0
                                                             BY: JJW
                                                             NEW YORK

                             CERTIFICATE OF MERGER

                                       OF

                            LEADCO INVESTMENTS, INC.

                                      into

                          ST. JOE MINERALS CORPORATION

                                                      S. Schall Watts, Sr.
                                                      FLUOR DANIEL, INC.
                                                      3333 MICHELSON DRIVE 330D
                                                      IRVINE, CA. 92730.

                             CERTIFICATE OF MERGER
                                       of

                        St. Joe Land Management Company
                            (a Delaware corporation)

                                      and

                           St. Joe Lead Company, Inc.
                            (a Delaware corporation)

                                      into

                          St. Joe Minerals Corporation
                            (a New York corporation)
              (Under Section 905 of the Business Corporation Law)

It is hereby certified by the corporation named herein as the surviving corporation as follows:

      FIRST: The Board of Directors of the corporation named herein as the surviving corporation has adopted a plan of merger setting forth the terms and conditions of merging the corporations named herein as the subsidiary corporations into said surviving corporation.

      SECOND: The laws of the jurisdiction of incorporation of the corporations named herein as the subsidiary corporations permit a merger of the kind certified herein.

      THIRD: The name of one of the subsidiary corporations to be merged which was organized under the laws of the State of Delaware on February 25, 1987, is St. Joe Land Management Company and the name under which the corporation was formed was ERC Products Corporation. The name under which the other subsidiary corporation to be merged which was organized under the laws of the State of Delaware on May 13, 1977 is St. Joe Lead Company, Inc.

            No application for Authority in the State of New York of either said corporation to transact business as a foreign corporation therein was filed by the Department of State of the State of New York.

      FOURTH: The name of the surviving corporation, the certificate of incorporation of which was filed by the Department of State on April 2, 1981, is St. Joe Minerals Corporation. The name under which said corporation was formed is Fluor Acquisition Corporation.

      FIFTH: The designation and number of outstanding shares of each class of each subsidiary corporation, all of which are owned by the surviving corporation, as set forth in the plan of merger, are as follows:

St. Joe Land Management Company

               Designation            Number
               -----------            ------
               Common stock            100


St. Joe Lead Company, Inc.

               Designation            Number
               -----------            ------
               Common stock            100

      SIXTH: The merger of each subsidiary corporation with and into the surviving corporation has been authorized under the laws of the jurisdiction of incorporation of each said subsidiary corporation.

      IN WINESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated: March 24, 1994


                                              ST. JOE MINERALS CORPORATION
                                              sole shareholder of
                                              St. Joe Land Management Company
(Seal)

                                              By: /s/ P.J. Trimble
                                                  ----------------------------
                                                  P.J. Trimble, Vice President



                                              ST. JOE MINERALS CORPORATION
                                              sole shareholder of
                                              St. Joe Lead Company, Inc.

(Seal)

                                              By: /s/ P.J. Trimble
                                                  ----------------------------
                                                  P.J. Trimble, Vice President


STATE OF CALIFORNIA  )
                     ) ss.
COUNTY OF ORANGE     )

      P.J. Trimble, being duly sworn, deposes and says that he is the Vice President of St. Joe Minerals Corporation, the corporation which signed the foregoing certificate of merger in the capacity of the sole shareholder of St. Joe Land Management Company and St. Joe Lead Company, Inc.; that he signed the foregoing certificate in the corporate name and affixed the corporate seal thereto by order of the Board of Directors of said corporate shareholder; that he has read the foregoing certificate and knows the contents thereof; and that the statements contained therein are true to his own knowledge.

                                                /s/ P.J. Trimble
                                                ----------------------------
                                                P.J. Trimble, Vice President of
                                                St. Joe Minerals Corporation

Subscribed and sworn to before me on March 24, 1994.

[SEAL]
                                                /s/ Carol K. Walker
                                                ----------------------------
                                                Carol K. Walker, Notary Public

                                                              RECEIVED
                                                              MAR 25 1:32 PM '94

                                                            1-CC
                                                            STATE OF NEW YORK
                                                            DEPARTMENT OF STATE
                                                            FILED MAR 28 1994
                                                            TAX $ -
                                                            BY: [ILLEGIBLE]
                                                            NY

                             CERTIFICATE OF MERGER

                                       OF

                        ST. JOE LAND MANAGEMENT COMPANY

                                      AND

                           ST. JOE LEAD COMPANY, INC.

                                      INTO

                          ST. JOE MINERALS CORPORATION

                                 * * * * * * * *

               Under Section 905 of the Business Corporation Law

                                 * * * * * * * *

          Filed on behalf of: S. Schall Watts, Senior Legal Assistant
                              Fluor Daniel, Inc.
                              3333 Michelson Dr., Suite 330D
                              Irvine, CA 92730

FILED
MAR 28 12:06 PM '94

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                          ST. JOE MINERALS CORPORATION

               Under Section 905 of the Business Corporation Law

      We, the undersigned, being the President and the Secretary of St. Joe Minerals Corporation, a corporation organized and existing under the laws of the State of New York, do hereby certify as follows:

      1. The name of the Corporation is St. Joe Minerals Corporation. The Corporation was incorporated under the name "Fluor Acquisition Corporation".

      2. The Certificate of Incorporation of the Corporation was filed by The Department of State on April 2, 1981.

      3. The Certificate of Incorporation of the Corporation is hereby amended to:

                  (a) change the name of the Corporation to The Doe Run
            Resources Corporation;

                  (b) add to the purposes of the Corporation;

                  (c) authorize the Corporation to issue two thousand five
            hundred (2500) shares of Preferred Stock, of the par value of $1,000 per share.

      4. To accomplish such changes:

                  (a) Article First of the Certificate of Incorporation of the
            Corporation is hereby amended to read in its entirety as follows:

                        FIRST: The name of the Corporation is THE DOE RUN
                  RESOURCES CORPORATION (hereinafter called 'Corporation')".

                  (b) Article Second of the Certificate of Incorporation of the
            Corporation is hereby amended by adding thereto a new paragraph ("m"), immediately following paragraph ("l") and preceding the final paragraph of said Article Second, said new paragraph (m) to read in its entirety as follows:

                        "(m) to engage in any lawful act or activity for which
                  corporations may be organized under the Business Corporation Law of the State of New York, but not to engage in any act or activity requiring the consent or approval of any state official, department, board, group or other body without such consent or approval first being obtained."

                  (c) Article Third of the Certificate of Incorporation of the
            Corporation is hereby amended to read in its entirety as follows:

                        "Third: The aggregate number of shares which the
            Corporation shall have authority to issue is 3500 shares; consisting of 2500 shares of Preferred Stock, of the par value of $1,000 per share, and 1,000 shares of Common Stock, $.10 par value.

                        The designation of each class and a statement of the
            relative rights, preferences and limitations of the shares thereof is a follows:

                          DIVISION A - PREFERRED STOCK

            1. Designation. The 2500 shares of Preferred Stock shall be designated "Preferred Stock"

            2. Dividends. The holders of the outstanding shares of Preferred Stock shall be entitled to receive, out of any assets of the Corporation legally available therefor, dividends in cash at the rate of $80 per share per annum, from the date of issue thereof, and no more, payable quarterly on the first day of January, April, July and October in each year (the three month periods ending on such dates being herein called "Dividend Periods"), to the holders of record such Preferred Stock as at the close of business on the 15th day of the immediately preceding month. Dividends for the Preferred Stock shall be cumulative from the date or original issue thereof to the date of payment. Upon payment of all such dividends, the holders of the Preferred Stock shall not, as such, be entitled to participate in any other dividends paid by the Corporation.

            3. Redemption. The Corporation, at any time or from time to time, may, at its option, redeem all or any part of the Preferred Stock, at the Redemption

      Price, of $1,00 per share, plus accrued dividends on the shares so redeemed since the last date to which the dividends shall have been paid thereon, pursuant to notice given as provided in subparagraph 4 of this Division A.

            4. Notice of Redemption; Effect of Notice; Surrender of Certificates. In the case of each redemption of shares of Preferred Stock the Corporation shall give written notice thereof to each holder of such shares to be redeemed; not less than ten nor more than thirty days prior to the date fixed for such redemption specifying (i) such redemption date,
      (ii) the aggregate number of such shares to be redeemed on such date,
      (iii) the number of shares held by the holder to be so redeemed, and (iv) the redemption price per share. Such notice shall be given by first class mail, postage prepaid, directed to each holder of such shares of such class at the last address of such holder appearing upon the books of the Corporation.

            In connection with any redemption of shares of any class of Preferred Stock, the redemption payment shall be payable only upon surrender of the certificates for the shares to be redeemed. If less than all of the shares represented by a surrendered certificate are to be redeemed, the Corporation will forthwith issue one or more certificates evidencing the shares which shall not have been so redeemed.

            5. Liquidation. Upon any voluntary or involuntary liquidation, dissolution or winding up of the business and affairs of the Corporation, the holders of the Preferred Stock then outstanding shall be entitled to receive payment of the Liquidation Price of $1,000 per share, plus any accrued and unpaid dividends at the rate of $80 per share per year from the last date to which such dividends have been paid before the holders of any other stock of the Corporation ranking junior to the Preferred Stock in respect of payment upon such liquidation, dissolution or winding up shall be entitled to any payment on account of such shares.

            After receipt of such payment, the holders of shares of Preferred Stock shall not be entitled to participate on account thereof in any further distribution made to the holders of the capital stock of the Corporation. If upon any liquidation, dissolution or winding up, the Corporation shall have insufficient funds to permit payment to the holders of the Preferred Stock then outstanding of the entire payment required by the preceding paragraph, such funds of the Corporation as are available for such payment shall be distributed among such holders on the basis of the number of shares of Preferred Stock held by each such holder so that, as nearly as may be practicable, the amount each such holder shall receive represents the same proportion of such funds as such holder's total holdings of shares of Preferred Stock represents of the total number of shares of Preferred Stock at the time outstanding.

            6. Voting. The holders of Preferred Stock shall not have rights as to any matter whatever.

                            DIVISION B - COMMON STOCK

            1. Designation. The 1,000 shares of Common Stock shall be designated "Common Stock".

            2. Dividends. So long as no dividends on the Preferred Stock shall be accrued and unpaid, the holders of Common Stock shall be entitled to receive such dividends as may be declared thereon by the Board of Directors of the Corporation in its discretion out of any funds or assets of the Corporation lawfully available for the payment of such dividends.

            3. Distribution of Assets. In the event of any liquidation, dissolution or winding up of the Corporation, or any reduction of its capital, resulting in a distribution of its assets to stockholders, whether voluntary or involuntary, then, after there shall have been paid or set apart for the holders of the Preferred Stock the full preferential amounts to which they are entitled, the holders of the Common Stock shall be entitled to receive as a class, pro rata, all of the remaining assets of the Corporation available for distribution to its stockholders.

            4. Voting Power. The holders of the Common Stock shall possess exclusive voting power for the election of directors and for all other purposes and each holder thereof shall be entitled to one vote for each share thereof.

                         DIVISION C - GENERAL PROVISIONS

            No holder of any of the shares of the stock or options, warrants or other rights to purchase stock or of other securities of the Corporation, shall be entitled as of right to purchase or subscribe for any unissued stock of any class or any additional shares of any class to be issued by reason of any increase in authorized capital stock of the Corporation of any class, or certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class, or carrying any right to purchase stock of any class, but any such unissued stock, additional authorized issue of any stock or securities convertible into or exchangeable for stock or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether such holders or others, and upon such terms, as may be deemed advisable by the Board of Directors in the exercise of its sole discretion."

      5. Said amendments were authorized by the unanimous written consent of all of the members of the board of Directors of the Corporation and the unanimous written consent of the holders of all of the shares of the Corporation entitled to vote thereon.

      IN WITNESS WHEREOF, we have executed this certificate this 31 day of March, 1994 and affirm that the foregoing statements are true under the penalties of perjury.

                                    /s/ [ILLEGIBLE]               ---------
                                    ----------------------------  Approved
                                    President [ILLEGIBLE]         /s/ LNF
                                    St. Joe Minerals Corporation  Law Dept.
                                                                  ---------


                                    /s/ Larry N. Fisher
                                    ----------------------------
                                    Secretary - Larry N. Fisher
                                    St. Joe Minerals Corporation

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                          ST. JOE MINERALS CORPORATION

             Pursuant to Section 805 of the Business Corporation Law

                                      6 cc's
                                STATE OF NEW YORK
                               DEPARTMENT OF STATE
                              FILED APR 04 1994
                              TAX $ 1250.00
                              BY: JAN

                 Filed on behalf of:           S. Schall Watts
                                               Senior Legal Assistant
                                               Fluor Daniel, Inc.
                                               3333 Michelson Dr., Suite 330D
                                               Irvine, CA 92730

                              Certificate of Change
                                       of

                        THE DOE RUN RESOURCES CORPORATION
              (Under Section 805-A of the Business Corporation Law)

      FIRST: The name of the corporation (the "corporation") is THE DOE RUN RESOURCES CORPORATION

      SECOND: The certificate of incorporation of the corporation was filed by the Department of State on 04-02-81
                  Under the original name of
                        FLUOR ACQUISITION CORPORATION

      THIRD: The certificate of incorporation of the corporation is hereby changed, so as to change the post office address to which the Secretary of State of New York shall mail a copy of process against the corporation served upon him and to change the address of the registered agent; and to accomplish said changes, the statements in the certificate of incorporation relating to said post office address and the designation of registered agent are hereby stricken and the following statements are substituted in lieu thereof:

      "The post office address within the State of New York to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon him is c/o
            THE PRENTICE-HALL CORPORATION SYSTEM, INC.
            500 Central Avenue    Albany, New York 12206-2290"

      "The name and address of the registered agent of the corporation are THE PRENTICE-HALL CORPORATION SYSTEM, INC. 500 Central Avenue Albany, New York 12206-2290. Said registered agent is to be the agent upon which process against the corporation may be served."

      FOURTH: A notice of the proposed changes was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the of Department of State and the corporation has not objected thereto. The person signing this certificate is the agent of the corporation to whose address the Secretary of the State of New York is required to mail copies of process and the registered agent of the corporation.

      IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Date: February 1, 1995

                        THE PRENTICE-HALL CORPORATION SYSTEM, INC.

                        /s/ Dennis Howarth
                        --------------------------------------
                        Dennis Howarth, Vice President

                        /s/ Richard L. Kushay
                        --------------------------------------
                        Richard L. Kushay, Asst. Secretary

                                                             STATE OF NEW YORK
                                                             DEPARTMENT OF STATE
                                                             FILED MAR 13 1995
                                                             TAX $
                                                             BY:   EJB
                                                                   NEW YORK

                              CERTIFICATE OF CHANGE

                                       of

                        THE DOE RUN RESOURCES CORPORATION

              (Under Section 805-A of the Business Corporation Law)


      Margaret Timmins
      THE PRENTICE-HALL CORPORATION SYSTEM, INC.
      375 Hudson Street, 11th Floor
      New York, New York 10014-3660

                              Certificate of Change
                                       of
                        THE DOE RUN RESOURCES CORPORATION

              (Under Section 805-A of the Business Corporation Law)

      FIRST: The name of the corporation (the "corporation") is

                        THE DOE RUN RESOURCES CORPORATION

      The name under which the corporation was formed is

                         FLUOR ACQUISITION CORPORATION

      SECOND: The certificate of incorporation of the corporation was filed by the Department of State on

                                   04 02 1981

      THIRD: The certificate of incorporation of the corporation is hereby changed, so as to change the post office address to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon said Secretary of State and to change the address of the registered agent; and to accomplish said changes, the statements in the certificate of incorporation relating to said post office address and the designation of registered agent are hereby stricken and the following statements are substituted in lieu thereof:

      "The post office address within the State of New York to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon him is c/o THE PRENTICE-HALL CORPORATION SYSTEM, INC.
      80 State Street, Albany, New York 12207"

      "The name and the address of the registered agent of the corporation are THE PRENTICE-HALL CORPORATION SYSTEM, INC.
      80 State Street, Albany, New York 12207 Said registered agent is to be the agent upon which process against the corporation may be served."

      FOURTH: A notice of the proposed changes was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the Department of State and the corporation has not objected thereto. The person signing this certificate is the agent of the corporation to whose address the Secretary of State of New York is required to mail copies of process and the registered agent of the corporation.

      IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Date: March 3, 1997

                              THE PRENTICE-HALL CORPORATION SYSTEM, INC.

                              /s/ William G. Popeo

                              William G. Popeo, Vice President

                              /s/ John H. Pelletier

                              John H. Pelletier, Asst. Secretary

                                                             STATE OF NEW YORK
                                                             DEPARTMENT OF STATE
                                                             FILED [ILLEGIBLE]
                                                             TAX $
                                                             BY:   WST
                                                                   NY


                              CERTIFICATE OF CHANGE

                                       of

                        THE DOE RUN RESOURCES CORPORATION

              (Under Section 805-A of the Business Corporation Law)


      Anne [ILLEGIBLE]
      THE PRENTICE-HALL CORPORATION SYSTEM, INC.
      375 Hudson Street, 11th Floor
      New York, New York 10014


                                       2